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                                                                   EXHIBIT 10.10

STANDARD WAREHOUSE LEASE AGREEMENT             APPROXIMATELY 101,120
SQUARE FEET

TRAMMELL CROW COMPANY-ATLANTA                  6195 SHILOH ROAD, SUITE A

                                               ALPHARETTA, GA 30004


                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") is made and entered into by and between Castle Investment Company, Inc., hereinafter referred to as "Landlord", and First Horizon Pharmaceutical Corporation, a Delaware corporation, hereinafter referred to as "Tenant";

                                   WITNESSETH:

         1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby accepts and leases from Landlord certain premises consisting of one hundred one thousand one hundred twenty (101,120) square feet of rentable area (the "premises"), located in a building situated within the County of Forsyth, State of Georgia, upon certain real property that is more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and/or belonging to or in any way pertaining to such real property and/or to the buildings and other improvements situated or to be situated upon said real property (said real property, building and improvements being hereinafter, referred to collectively as the "property"). A floor plan depicting the premises is attached hereto as Exhibit "B" and is incorporated herein by this reference and made a part hereof.

         TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending on the date that is the later to occur of the last day of February, 2009, or the last day of the month that is Eighty-Five (85) months after the commencement date.

         A. The "target commencement date" of the term hereunder is April 1, 2002. Subject to the substantial completion by Landlord of the "Landlord's improvements" (as determined in Section 31 below) at Landlord's sole cost and expense, Tenant acknowledges that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition, as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken, subject to Tenant's delivery of a "punch list" of items of Landlord's improvements that either remain to be completed or are in need of repair and that Landlord shall complete or repair said items within thirty (30) days of receipt of such punch list. Latent defects in the premises (as opposed to the building, the repair and maintenance of which are covered elsewhere herein), will be repaired by Landlord at its sole cost and expense if reported to Landlord within one (1) year after Landlord's completion of such punch list work. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, except as such are expressly set forth in this Lease. If this Lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, the Landlord cannot acquire possession of the premises prior to said "target commencement date", Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same to Tenant with the Landlord's improvements substantially completed as required under this Lease, which date shall thenceforth be deemed the "commencement date"; provided that, if the Premises are not delivered by Landlord to Tenant with Landlord's improvements substantially completed within sixty (60) days of the target commencement date hereunder, then for each day of such delay (other than due to force majeure or to "Tenant Delays" [as defined below]) Tenant shall receive one (1) day of rent-free occupancy hereunder once the commencement date occurs; and, provided further, that if the premises are not delivered by Landlord to Tenant with Landlord's improvements substantially completed on or before October 1, 2002, (subject to delays, if any), due to Tenant Delays, then Tenant shall be entitled to terminate this Lease at any time thereafter by giving Landlord not less than thirty (30) days prior written notice of termination at any time prior to Landlord's delivery of the premises to Tenant with Landlord's improvements substantially completed. Landlord may vitiate Tenant's notice of termination and reinstate this Lease by substantially completing and delivering the premises to Tenant at any time on or before the last day of such 30-day notice period. Landlord hereby waives payment of rent and any other charges covering any period prior to the tendering of possession to Tenant hereunder with the Landlord's improvements substantially completed as required under this Lease. After delivery of the Premises to Tenant with Landlord's improvements substantially complete, Tenant shall, upon ten (10) days written notice, execute and deliver to Landlord a letter of acceptance of delivery of the premises. If Landlord shall be delayed in such substantial completion for more than sixty (60) days after the target commencement date as a result of the following (collectively, "Tenant Delays"), then the commencement date and the payment of rent hereunder shall be accelerated by the number of days of such Tenant Delay: (i) Tenant's unreasonable failure to agree to plans, specifications, and cost estimates, within a reasonable period of time; (ii) Tenant's request for materials, finishes or installations other than as contemplated by the Finish Plans (as hereinafter defined); (iii) Tenant's requirement for change orders to the final, approved Finish Plans after Tenant is advised by Landlord that such change orders will delay the date of substantial completion; or (iv) the performance or completion of an essential element of the Tenant finish by a party employed by Tenant. Landlord and Tenant


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hereby acknowledge and agree that the election or non-election by Tenant to increase the size of the premises as provided for above shall not be deemed to be or constitute a Tenant Delay hereunder, unless such election is made, with Landlord's approval, after January 15, 2002. After the "commencement date" has actually occurred, Tenant shall, upon written request from Landlord, counter-sign and deliver to Landlord a letter of acceptance of delivery of the premises confirming the commencement date. In the event of any dispute as to substantial completion of work performed or required to be performed by Landlord in accordance with the Finish Plans, the certificate of Landlord's architect shall be conclusive absent manifest error.

         B. Landlord and Tenant acknowledge that the Landlord improvements shall include the construction and installation of turnkey Tenant finish pursuant to mutually agreed upon final detailed construction drawings, plans and specifications prepared by Landlord and approved by Tenant (collectively, the "Finish Plans"), a list or copy of such Finish Plans being attached hereto as Exhibit "C", and incorporated herein by this reference and made a part hereof. Any changes to such Finish Plans (collectively, "Change Orders"), shall be subject to the mutual approval of Landlord and Tenant. If requested by Tenant, the net, additional cost of any Change Order shall be paid for by Tenant together with overhead fee to Landlord equal to seven percent (7%) of the net, additional cost.

         2.       Base Rent and Security Deposit.

         A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, except as expressly set forth in this Lease to the contrary, for the entire term hereof at the rates per month during the time periods indicated as set forth in Additional Provisions Paragraph 30 below, subject to adjustment in accordance with Additional Provisions Paragraph 30 below. One such monthly installment shall be due and payable on the date hereof in the amount of $49,717.33 as an advance payment of Tenant's base rent for the first full calendar month of the Lease term, and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease period shall be prorated on a per diem basis. The Tenant's rental payment schedule shall be as set forth in Additional Provisions Paragraph 30 below.

         B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Fifty Five Thousand Nine Hundred Fifty-Three and 07/100 Dollars ($55,953.07), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any uncured event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled, with no uncured event of default existing hereunder.

         3. Use. Tenant acknowledges that it intends to use the Premises for general office use in connection with Tenant's pharmaceutical business, including warehousing and distribution of pharmaceutical products. The demised premises shall be used only for the purpose of general office, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as Tenant and Landlord reasonably deem appropriate subject to any building or building complex rules and regulations. Outside storage (other than overnight or other short-term storage), including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, Tenant's use of the premises, all at Tenant's sole expense. Landlord represents and warrants to Tenant that, on delivery of the premises, the premises, building and property shall comply with all governmental laws, ordinances and regulations applicable to the premises, building and property. Landlord shall comply with all other governmental laws, ordinances and regulations applicable to the premises, building and property (collectively, the "Laws"), all at Landlord's sole expense, subject to reimbursement by Tenant as follows: (i) if the need for such compliance or the applicability of such Law is due solely to the specific nature of Tenant's business use of the Premises (as opposed to being more generally applicable to all similar buildings and premises), then Tenant shall reimburse Landlord for one hundred percent (100%) of the costs of such compliance within thirty (30) days after receipt of a detailed invoice for such reimbursement from Landlord; and (ii) if the need for such compliance or the applicability of such Laws is not due solely to the specific nature of Tenant's business use of the Premises, and is instead due to such Laws being generally applicable to similar buildings and premises, then Tenant shall reimburse Landlord for its proportionate share of the amortized cost of the costs of such compliance based upon the useful life of the alterations, additions or improvements to the building that must be made in order to achieve compliance with such Laws. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which their premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord or other Tenants for the building in which Tenant occupies space is caused by Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as


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additional rental the amount of such increase to Landlord. To Landlord's actual knowledge having made no inquiry, the general nature of Tenant's intended business in and use of the premises (as described above) will not violate the use restrictions set forth in this paragraph 3 and should not increase any insurance premiums paid by Landlord or other tenants for the building in which the premises is located. Landlord hereby represents and warrants to Tenant that all or substantially all of its leases for other premises in the building contain, or shall contain, provisions substantially similar to this Section 3 regarding permitted, prohibited and noxious uses.

         Landlord hereby notifies Tenant that the allowable design floor loading for the premises floor slabs on grade is 4,000 psi. Tenant agrees that the point pressure resulting from Tenant's racking system, inventory, forklifts and equipment pertaining to Tenant's use of the premises shall not exceed such allowable design floor loading for floor slabs on grade. Tenant shall hold harmless Landlord from any loss, liability, and expenses, both real and alleged, arising out of such damage or repair caused by Tenant's negligence or failure to comply with this paragraph.

         4.       Taxes.

         A. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking area, driveways and alleys around the building; and Tenant agrees to reimburse Landlord for its proportionate share of such payment over the Base Year Amount (as defined below) within 30 days of receipt of notice of such payment and, if requested by Tenant in writing, a copy of such tax bill, together with the breakdown of Tenant's pro rata share. Notwithstanding the foregoing, the term taxes shall exclude any inheritance, estate, succession, transfer, gift, franchise, net profit, intangible, income, or penalties or interest charged to Landlord as a result of Landlord's failure to timely pay taxes or other delinquency. In the event any such amount is not paid within thirty (30) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at a "default rate" hereunder equal to fifteen percent (15%) per annum from the date of such invoice until payment. In the event the premises constitute a portion of multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, in the same fashion as set forth herein, Tenant's proportionate share of the amount of the increase in taxes over the Base Year Amount. Landlord reserves the right to require Tenant during each month of the Lease term to pay an escrow deposit to Landlord equal to one-twelfth of its proportionate share of the estimated taxes. If the Tenant's total tax escrow payments are less than Tenant's actual proportionate share of such taxes, Tenant shall pay to Landlord upon demand the tax payment shortage; if the total tax escrow payments of Tenant are more than Tenant's actual proportionate share of such taxes, Landlord shall retain such excess and credit it to Tenant's next accruing tax escrow payment, provided that if Landlord has collected an excess payment of taxes for the year immediately preceding the end of the term of this Lease, then Landlord shall refund such excess to Tenant within thirty (30) days of its reconciliation of the escrow amount for said taxes. For purposes of this Lease the phrase "Base Year Amount" shall mean the amount of such "taxes" as defined herein actually paid by Landlord for the 2002 tax year.

         B. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

         C. The Landlord shall have the right to employ a tax-consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service, provided that any tax savings realized by such tax consulting firm shall be passed through to Tenant on a pro rata basis, and, provided further, that such tax-consulting firm charges are based on a percentage of savings achieved (i.e., incentive based only) and are reasonable. The pass-through of such tax-consulting firm charges shall not be duplicated in this section and in common area maintenance charges section of this Lease.

         D. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

         5. Landlord's Repairs and Obligations. Landlord shall at its expense maintain the roof, foundation and the structural soundness of the exterior walls of the building, plumbing and sewerage systems located outside of the premises, sprinkler riser, and storm water drainage and retention systems and equipment, and any other item damaged as a result of the willful misconduct or gross negligence of Landlord, or Landlord's employees, agents or invitees in good repair, reasonable wear and tear excepted. With respect to the hvac systems that exclusively serve the premises, Landlord hereby represents and warrants to Tenant that such hvac systems will be in good working order and condition on the commencement date, and such condition is hereby warranted by Landlord from, and after the commencement date for a period of one (1) year, subject to Tenant procuring and maintaining an hvac service contract in effect from and after the commencement date. With respect to sprinkler heads, notwithstanding that they shall be considered a part of the premises to be repaired by Tenant subject to
Section 6.A. below, Landlord acknowledges and agrees that any costs or expenses associated with the possible recall and replacement of such sprinkler heads shall be at no cost or expense to Tenant. In addition, Landlord agrees to use its commercially reasonable and diligent efforts to determine if there has been a sprinkler head recall and, if so, to cause the sprinkler heads to be repaired or replaced prior to the target commencement date, if it is reasonably practical to do so, or otherwise to do so as soon after the target commencement date as it is reasonably practical to do so. Landlord shall maintain the common appurtenances serving the building, including without limitation, keeping the parking areas, driveways and alleys in a clean and sanitary condition unless any unclean or unsanitary condition is caused by Tenant's negligence, willful misconduct or breach of this Lease, including without limitation improper use of


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dumpster or other disposal facilities. Landlord shall have the right to be reimbursed by Tenant for certain of the foregoing expenses in accordance with
Section 32 below. Tenant shall repair and pay for any damage caused by the willful misconduct or gross negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, storefronts or office entries. Tenant shall promptly give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Each party's liability with respect to any defects, repairs or maintenance for which they are responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

         6.       Tenant's Repairs and Obligations.

         A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this Lease, including, without limitation latent defects in the premises that Landlord is obligated to repair for one (1) year as provided for in Section 1.A., and except for those items which are damaged due to the willful misconduct or gross negligence of Landlord, or Landlord's employees, agents or invitees) in good condition, promptly making all necessary repairs, repainting, and replacements, including but not limited to, windows, glass and plate glass, doors, any office entries, interior walls and finish work, hvac systems that exclusively serve the premises (subject to Landlord's and Tenant's obligations as set forth in Paragraph 5 above) floor surfaces and floor coverings, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termites and pest extermination, regular removal of trash and debris, grounds maintenance, sewage line plumbing exclusively serving the premises, exterior lighting exclusively serving the premises, dumpster removal for dumpsters exclusively serving the premises (if applicable) and other obligations of Tenant relating to those items which exclusively serve the premises. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12A below, except that Tenant shall be obligated to repair all wind damage to glass in the premises except with respect to tornado or hurricane damage.

         B. The cost of maintenance and repair of any common party walls (any wall, divider, partition or any other structure separating the premises from any adjacent premises) shall be paid for by Landlord, unless the need for repairs is caused by Tenant or the tenant or occupant of the adjoining space. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by the willful misconduct or gross negligence of Tenant or its employees, agents or invitees.

         C. Tenant and its employees, customers and licensees shall have the exclusive right to use all of the parking areas of the Building, subject to such reasonable, non-discriminatory and uniformly enforced rules and regulations as Landlord may from time to time prescribe. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, but Landlord agrees to allow Tenant to enforce its exclusive parking rights granted hereunder. Landlord shall provide on-site not less than 1.25 parking spaces per 1,000 square feet of space leased by Tenant in the building. Tenant shall have the exclusive right to use such parking spaces free-of-charge throughout the term hereof.

         D. Landlord reserves the right to perform and provide all of Tenant's repairs and obligations under subparagraph 6A above, and Tenant shall, in lieu of the obligations set forth under subparagraph 6A above with respect to such items, pay monthly as additional rent due under Paragraph 2A for its proportionate share of the reasonable, actual cost and expense, including overhead, for those items. If Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other party or parties (as applicable) shall pay the entire cost thereof within thirty (30) days after written demand, as additional rent:

         E.       [Intentionally Omitted.]

         F. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water and hvac systems and equipment within and exclusively serving the premises. The maintenance contractor and the contract must be approved by Landlord, but such approval shall not be unreasonably withheld, conditioned or delayed. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual, provided that Landlord delivers copies of such manuals to Tenant at least thirty
(30) days prior to the commencement date hereof. Such service contract must become effective (and a copy thereof delivered to the Landlord) within thirty
(30) days of the date Tenant takes possession of the premises.

         7. Alterations. Tenant shall not make any structural or other "material" (as defined below) alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. For purposes of this Lease, an alteration, addition or improvement by Tenant shall be deemed "material" if it is structural, costs in excess of $10,000.00, or would or may adversely affect any base building electrical, mechanical, plumbing or sewage system or component. In the event Landlord consents to the making of any such alterations, additions or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances and regulations, and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord; and any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord, or at Landlord's sole option and discretion, the alterations, additions or improvements shall be made by Landlord for Tenant's account and Tenant shall fully reimburse Landlord for the entire cost thereof within twenty (20) days after written notification of Tenant by Landlord providing Tenant with an invoice or other request (or statement), provided that such costs were agreed to prior to such work being performed by Landlord and Tenant, and further provided that such costs are reasonable and competitive. Tenant may, without the consent of Landlord, but


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at its own cost and expense and in a good workmanlike manner make non-structural and/or non-material alterations, additions or improvements to the premises. Such non-structural and/or non-material alterations, additions or improvements include, without limitation, the right to erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease. Notwithstanding the foregoing, Tenant shall, be entitled to leave all alterations, additions or improvements made to the premises prior to the commencement date with the premises, but, unless Landlord otherwise elects, all alterations, additions, improvements and partitions made or installed by Tenant after the commencement date that are not usual or customary for comparable premises, or are not similar in kind and character or utility to the existing improvements, or are unusual, atypical or unique to Tenant's specific business must be removed by Tenant. Subject to the foregoing Tenant shall restore the premises to their original condition as existed on the commencement date by the date of termination of this Lease or upon earlier vacating of the premises; provided, however, that any alterations, additions, improvements and partitions not required to be removed in such a manner by Tenant or which Tenant does not elect to remove shall become the property of Landlord as of the date of termination of this Lease and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of expiration or any earlier termination of this Lease, if required by Landlord in the manner provided for above; and upon any such removal Tenant shall restore the premises to their original condition as existed on the commencement date.
All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the building and other improvements situated on the premises.

         8. Signs. Tenant agrees to conform to Landlord's signage program for the building; however, Tenant shall pay all costs and expenses for its sign, sign installation, removal and repair. Tenant shall only have the right to install standard signs upon the premises where first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements, and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by installation and/or removal. Such approval shall not be unreasonably withheld, conditioned or delayed by Landlord.

         9. Inspection and Right of Entry. Landlord and Landlord's agents and representatives shall have the right to enter the premises at any time in the event of an emergency and to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease; provided that any such entry shall be performed only after reasonable oral notification or written notice to Tenant (unless in the event of an emergency) and, at Tenant's option, a representative of Tenant shall accompany Landlord or Landlord's agent or employee through the premises; and, provided further, that Landlord agrees to use its best reasonable, good faith efforts to minimize any disturbance of or interference with Tenant's use, occupancy or quiet enjoyment of the premises. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time only after reasonable oral notification or written notice to Tenant and with Tenant's representative during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord not less than ten (10) or more than thirty (30) days prior to vacating the premises and shall make its representatives available to meet with Landlord for a joint inspection of the premises during normal business hours at any time during the last ten (10) days prior to vacating. In the event of Tenant's failure to give such notice or to make its representatives available for such joint inspection, Landlord's inspection at the time of, or after, Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         10. Utilities. Landlord agrees to provide at its cost water, electricity, sewer, telephone and gas utility service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services it uses on the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all actual utility charges jointly metered with other premises. Landlord hereby grants Tenant the right to install a test meter to determine Tenant's actual usage of utilities from the premises. Should such test meter conflict with Landlord's reasonable proportion of utilities which are jointly metered, then Landlord shall readjust such utility charges of Tenant to reflect the test meter's reading and refund any amounts it overcharged Tenant for the current lease year. Landlord shall in no event be liable for any interruption or failure of utility services on the premises unless such is due to Landlord's, its agent's, employee's, contractor's or invitee's intentional acts or negligence. However, if the premises is rendered untenantable in whole or in part due to any such interruption or failure of services as a result of or arising from Landlord's, its agent's, employee's, contractor's or invitee's intentional acts or negligence and/or due to any entry into the premises by, through or under Landlord, its agents, employees, contractors or invites, for more than five (5) consecutive business days then, beginning with the sixth
(6th) day Tenant's rent shall abate thereafter based upon the extent of and for the duration of such untenantability.

         11.      Assignment and Subletting.

         A. Tenant shall not have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed by Landlord, and shall not be necessary in connection with an "affiliate transfer" (as defined below). Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. Except for an affiliate transfer (in which event Tenant shall be entitled to all cash or proceeds), Landlord and Tenant shall split on a 75%-to-Landlord and 25%-to-Tenant basis any net cash or other proceeds of any assignment remaining after Tenant reimburses itself or pays for any actual out-of-pocket costs and its expenses incurred in connection with any such assignment, subletting or other transfer, but only to the extent such net cash or proceeds exceed the rentals called for hereunder, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing. Any assignment, subletting or other transfer of Tenant's interest in this Lease to a non-affiliate" (as defined below) shall be for an amount substantially equivalent to the then fair market value of such interest. These covenants shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Tenant's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignments, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the absolute right, without the consent of Landlord, to assign this Lease or sublet the premise to any "affiliate". For purposes of this Lease, an "affiliate" means any firm, person, corporation, partnership (limited or general), limited liability company or other entity that now or hereafter is controlled by, in control of or under common control with a party, or into which or with which a party shall merge or consolidate, or acquires all or substantially all of the assets of a party. In connection with any affiliate transfer of any kind, Landlord shall not be entitled to any of the cash or other proceeds which may exceed the rents under this Lease. No assignment, subletting or other transfer to an affiliate shall relieve Tenant of its liability hereunder.

         B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code 11 U.S.C. ss. 101 et seq., (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of the Landlord and be promptly paid or delivered to Landlord.

         C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         12.      Fire and Casualty Damage.

         A. Landlord agrees to maintain insurance covering the building of which the premises is a part in an amount equal to the full replacement cost thereof, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12C, 12D and 12E below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as additional rental, the amount of such increase in premium (or in the event the premises constitute a portion of a multiple occupancy building, Tenant's proportionate share of such increase in such premium) over the amount thereof for the Base Year 2002. Said payments shall be made to Landlord within thirty (30) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this Lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

         B. If the buildings in which the premises is located should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         C. If the buildings in which the premises is located should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred sixty (160) days after the date upon which Landlord is notified by Tenant of or otherwise first learns of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage, from such date of destruction or casualty.

         D. If the buildings in which the premises is located should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12A above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred sixty (160) days after the date upon which Landlord is notified by Tenant or otherwise first learns of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings including without limitation the premises and Landlord's improvements therein to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of the Lease exclusive of any option which is unexercised at the time of such damage. If the premises are untenantable in whole or in part following such damage, or if access to the premises is denied as a result of such damage, the rent payable hereunder during the period in which they are untenantable or inaccessible shall be reduced to such extent as may be fair and reasonable under all of the circumstances, but in any event, at least to offset the portion of the premises that is rendered untenantable or unusable by, and is in fact not used by Tenant as a result of, such damage or peril. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred sixty (160) days after the date upon which Landlord is notified by Tenant notwithstanding Landlord's reasonably diligent, good faith efforts to complete such repairs within such 160-day period, then Tenant may at its option elect to terminate this Lease by delivering not less than sixty (60) days' prior written nice of termination to Landlord as Tenant's exclusive remedies. Landlord may vitiate Tenant's notice of termination and reinstate this Lease by substantially completing and delivering the repaired and restored premises to Tenant at any time on or before the last day of such 60-day notice period. In the event this Lease is terminated hereunder Landlord shall provide Tenant a refund of any amounts collected by Landlord which related to the period commencing after such date of peril or damage to the premises, but only with respect to the portion of the premises that is rendered untenantable or unusable by, and is in fact not used by Tenant as a result of, such damage or peril from and after the occurrence of the damaging event, and all rights and obligations hereunder shall cease and terminate.

         E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon Landlord shall provide Tenant a refund of any amounts collected by Landlord which related to the period commencing after such date of peril or damage to the premises, but only with respect to the portion of the premises that is rendered untenantable or unusable by, and is in fact not used by Tenant as a result of, such damage or peril from and after the occurrence of the damaging event, and all rights and obligations hereunder shall cease and terminate.

         F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property (or perils which are insurable under so-called "causes of loss - special form" or comparable insurance policy coverage), even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Each of the Landlord and Tenant hereby waives any and all rights of subrogation that their respective insurance carriers may now or hereafter have against the other party to this Lease.

         13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employee of any other person entering upon the premises, or caused by the improvements for which Tenant is responsible located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation actual attorney's fees and damages, arising out of any such damage or injury, subject in all events to
Section 12.F. above; except injury to persons or damage to property to the extent arising from the gross negligence of Landlord or the failure of Landlord to repair any part of the property that Landlord is obligated to repair and maintain hereunder. Tenant shall not be liable to Landlord or Landlord's employees, agents, or any person whomsoever for any injury to person or damage to property on or about the building or the common areas other than the premises, or caused by the improvements that are the responsibility of Landlord located on the property becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the building or the common areas other than the premises, and Landlord hereby covenants and agrees that it will at all times indemnify and hold safe and harmless Tenant, Tenant's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation, actual attorneys fees and damages arising out of any such damage or injury, subject in all events to Section 12.F. above; except any injury to persons or damage to property to the extent arising from the gross negligence of Tenant or the failure of Tenant to repair any part of the premises which Tenant is obligated to repair and maintain hereunder. Landlord shall procure and maintain throughout the term of this Lease a policy or policies of commercial general liability insurance, at its sole cost and expense, insuring against all claims, demands or actions arising out of or in connection with: (i) the property, common areas and buildings other than the premises; (ii) Landlord's ownership, operation, maintenance and use of the property; (iii) the condition of the property, common areas and building other than the premises; and (iv) Landlord's liability assumed under this Lease. The limits of such policy or policies shall be at least equivalent to those required of Tenant with respect to Tenant's liability insurance policy or policies as described below. Tenant shall procure and maintain throughout the term of this Lease a policy or policies of commercial general liability insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operation in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect to injury to persons (including death), and in the amount of not less than $1,000,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewal thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby. Notwithstanding anything to the contrary contained in this Section 13, Tenant's commercial general liability insurance may be written on a "claims made" basis, rather than on an "occurrence" basis, provided that (a) the policy is retroactive to a date no later than the Lease commencement date or such earlier date (if any) that Tenant occupies or possesses all or any portion of the premises for business or for pre-term installation of Tenant's furniture, systems and equipment hereunder, and (b) on or before the expiration or any earlier termination of the Lease, Tenant obtains a tail insurance policy, in form reasonably acceptable to Landlord, with a minimum term of two (2) years. Tenant's obligation to obtain such tail insurance policy shall survive the expiration or any earlier termination of the Lease.

         14.      Condemnation.

         A. If the whole or any substantial part of the property, building or premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking or private purchase in lieu thereof of said property, building or premises shall occur.

         B. If part of the property, building or premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in 1ieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances but in any event, at least to offset the unusable portion of the premises which are rendered untenantable by such condemnation, taking or conveyance in lieu thereof and are not actually used by Tenant.

         C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the premises, buildings or other improvements, or any part thereof, shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award or allocation made to Tenant for loss of business or for the taking of Tenant's furniture, fixtures, equipment, or trade fixtures, or for the unamortized cost of any alterations, additions and improvements paid for by Tenant, or for Tenant's moving expenses, if a separate award or separate allocations among Landlord, Tenant and any other parties entitled thereto (if any), for such items are made.

         D. Landlord and Tenant agree to cooperate reasonably in the prosecution of any separate awards, if available, and/or in seeking separate allocations of any single award, if possible, in connection with any condemnation, taking or conveyance in lieu thereof, provided that Landlord's award with respect to the premises, building or other improvements and the value of all estates therein is not reduced thereby.

         15. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord with all repairs and maintenance required herein to be performed by Tenant completed. If Tenant remains in possession of the premises after expiration or termination of this Lease with Landlord's consent or acquiescence, Tenant shall become a month-to-month Tenant (which tenancy may be terminated by either party on thirty
(30) days prior written notice to the other), and if Tenant remains in possession without Landlord's consent or acquiescence then Tenant shall be a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over all rental and other provisions of this Lease shall remain and be in effect, except that for the first month of any such hold-over tenancy the Base Monthly Rent (but not any other charges) shall be 125% of the amount of the Base Monthly Rent payable for the last full calendar month of the Lease Term that has just expired, and thereafter such Base Monthly Rent shall be 150% of the amount of the Base Monthly Rent payable for the last full calendar month of the Lease Term that has just expired. The preceding provisions of this paragraph 15 shall not be construed as consent for Tenant to hold over.

         16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the 1ien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this Lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord or any other person or party whatsoever, subject to the terms and provisions of this Lease.

         17. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease:

         A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) business days after receiving notice from Landlord that such payment was due.

         B. Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or Tenant or any such guarantor shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property and such proceeding case or action is not dismissed within sixty (60) days after the commencement thereof; or

         C. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property and such case, proceeding, or other action is not dismissed within sixty (60) days after the commencement thereof.

         D. A receiver or trustee shall be appointed for all or substantially all of the assets of the Tenant.

         E. Tenant shall desert, or vacate the premises and shall fail to keep utility services, Tenant's required insurance or Tenant's required hvac service contract in effect, or shall fail to perform maintenance and repairs to the premises as required under this Lease.

         F. Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 22 hereof within thirty (30) days after Tenant receives notice that such lien or encumbrance is filed against the premises.

         G. Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant (provided that is such failure to comply cannot be remedied within such 20-day period, an event of default shall not occur if Tenant commences its efforts to cure within such 20-day period and thereafter diligently prosecutes such efforts to completion).

         H.       [Intentionally Deleted].

         18.      Remedies.

         A. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

                  (1) Terminate this Lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails to do so then Landlord may enter upon the premises, by force if necessary to the extent permitted by Georgia law, without being liable for prosecution or any claim for damages therefore and without prejudice to Landlord for any other remedy which it may have for possession or arrearages in rent.

                  (2) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, to the extent permitted by Georgia law, without being liable for prosecution or any claim or damages therefore, and relet the premises and receive the rent therefore.

                  (3) Enter upon the premises, by force if necessary to the extent permitted by Georgia law, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, unless caused by the willful misconduct or gross negligence of Landlord or otherwise.

         B. In the event Landlord elects to regain possession of the premises by a forcible detainer proceeding, Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this lease, is in part, consideration for this waiver.

         C. If an event of default by Tenant occurs with respect to the payment of any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to the lesser of $500.00 or five (5%) percent of such installment; and the failure to pay such amount within five (5) business days after written notice therefore shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         D. In the event Tenant's check, given to Landlord in payment, is returned by the bank for non-payment, Tenant agrees to pay all actual and reasonable expenses incurred by Landlord as a direct result thereof.

         E. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession are hereby waived, unless such damage is caused by or results from the gross negligence or willful misconduct of Landlord, its agents, employees or contractors, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Landlord and Tenant agree that any re-entry by Landlord shall be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable for trespass or otherwise, except as specifically set forth herein to the contrary.

         F. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as liquidated damages, an amount equal to (i) the present value total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph 1), minus (ii) the then present value of the then fair rental value of the premises for such period. For purposes hereof, the "present value" of a sum shall be the amount of such sum discounted using a discount rate equal to eight percent (8%) per annum. The parties agree that the damages to Landlord in the event of such default and termination would be difficult if not impossible to determine, and the foregoing represents their good faith estimate thereof and is not intended as a penalty.

         G. In the event that Landlord elects to repossess the premises without terminating the Lease, or in the event Landlord elects to terminate the Lease, then Tenant, at Landlord's option, shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the Lease term as such rental becomes due until the date of expiration of the term as stated in Paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18H below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

         H. In case of any event of default by Tenant, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, reasonable brokers' fees actually incurred by Landlord in connection with reletting the whole or any part of the premises; the costs of removing and storing Tenant's or other occupant's property, if any; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants, and all reasonable and actual expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees.

         I. In the event of termination or repossession of the premises after an event of default by Tenant, Landlord shall use reasonable good faith efforts to mitigate its damages; it being understood that Landlord shall have no obligation to in fact relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose at such rentals as Landlord reasonably deems appropriate at such time. It Is further understood that Landlord may lease or attempt to lease unleased premises owned by it prior to leasing or re-leasing the premises following an event of default by Tenant, without in any way being deemed to have failed to use its reasonable efforts in good faith to mitigate its damages.

         J. If Tenant should fail to cure any event of default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord upon demand, all costs; expenses and disbursements (including reasonable, and actual attorney's fees) incurred by Landlord in taking such remedial action.

         K. Landlord hereby waives and releases any and all statutory and/or contractual lien rights that it may have at law in equity under this Lease or otherwise in Tenant's goods, merchandise, inventory, stock or supplies of inventory contained in the premises.

         L. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the personal property, furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant but excluding Tenant's goods, merchandise, inventory, stock or supplies of inventory contained in the premises, at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon, Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature(s) thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

         M.       [Intentionally Omitted.]

         N. This Is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of the Bankruptcy Code, 11
U.S.C. ss. 365(c), 365(e)(2).

         O. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

         P. Any person or equity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         19. Landlord's Lien. Landlord has and shall have the right to enforce the statutory lien for rent, except with respect to Tenant's goods, merchandise, inventory, stock or supplies of inventory contained in the premises as to which such statutory lien is hereby waived. However, Landlord hereby subordinates Landlord's statutory lien to the lien or security interest of any party or parties now or hereafter providing general business financing or other credit facilities to Tenant. Upon request from time to time throughout the term hereof Landlord agrees to execute an agreement subordinating Landlord's statutory lien upon Tenant's personal property, furniture, fixtures and equipment at the premises to the liens and security interests of such creditors of Tenant providing general business financing or other credit facilities to Tenant, pursuant to a lien subordination agreement that is reasonably acceptable to Landlord.

         20. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) to secure debt, ground lease(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon (collectively, a "mortgage"), provided, however, that Landlord shall deliver, as a condition precedent to such subordination, a subordination, non-disturbance and attornment agreement ("SNDA") substantially in the form generally used by the holder of such mortgage wherein the holder of any such mortgage agrees to recognize and not disturb this Lease or Tenant's possession of the premises (provided Tenant is not then in uncured default hereunder), if it succeeds to Landlord's interest hereunder, whether by judicial or non judicial foreclosure, deed in lieu of foreclosure or otherwise. If the mortgagee, trustee, or holder of any such mortgage elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on ten (10) days notice execute any reasonable instruments or other documents, which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, provided that Tenant is delivered the SNDA as described herein. Landlord and Tenant each hereby agrees that the form of SNDA attached hereto as Exhibit "D" is mutually approved by and acceptable to them, subject to the review and approval thereof by any current or future holder of a mortgage on the property and building in which the premises is located. In the event there is a mortgage on the property as of the commencement date hereof but Landlord fails or is unable to deliver an SNDA executed by the holder thereof to Tenant by such commencement date, then, from and after the commencement date until such time as an SNDA executed by Landlord and such holder is delivered to Tenant for execution and recording, Tenant shall have the right to pay into escrow with Arnall Golden Gregory LLP, or with by a title insurance company or agent reasonably acceptable to Landlord and Tenant, an amount equal to one-half (1/2) of the Rent otherwise payable to Landlord hereunder, and to pay the other one-half of its Rent to Landlord, without being deemed to be or held or construed to be in default hereunder. Upon receipt of an SNDA executed by Landlord and such holder, Tenant shall, within three (3) business days thereafter by notice to the escrow agent with a copy to Landlord, instruct and authorize the escrow holder to release and pay such escrowed Rents, together with the interest earned thereon, if any, to Landlord. If, prior to the date of delivery of such an SNDA to Tenant, the holder of such mortgage declares Landlord to be in default under such mortgage or commences proceedings for the judicial or non-judicial foreclosure of such mortgage, and if, during the first sixty (60) days after such default is declared or the first sixty (60) days after the commencement of such proceedings (whichever is earlier), such holder fails to enter into an SNDA with Tenant or to otherwise agree in writing with Tenant and in recordable form to accept Tenant's attornment and to recognize this Lease and Tenant's possession and quiet enjoyment of the Premises pursuant to this Lease, then Tenant shall have the right at any time thereafter by notice to the escrow agent to instruct and authorize the escrow agent to release and pay such escrowed Rents, together with the interest earned thereon, if any, to Tenant, and Tenant shall have the right to continue to pay to Landlord (or to the holder of such mortgage or other party entitled to receive such payment, if any) one one-half (1/2) of the Rent otherwise due and payable hereunder, without being deemed or held or construed to be in default hereunder. In such event Tenant shall retain the other one-half (1/2) of such Rent in a separate account maintained by Tenant for such purpose pending receipt of an SNDA or other agreement in writing from Landlord and the holder of such mortgage in recordable form to accept Tenant's attornment and to recognize this Lease and Tenant's possession and quiet enjoyment of the premises pursuant to this Lease. Upon receipt of such SNDA or other agreement in writing and in recordable form, Tenant shall release and pay any and all such Rents (whether in escrow or previously returned to Tenant) to Landlord, the holder of such mortgage or such other party (if any) who shall be entitled to receive such payment at such time.

         21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described In Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, or in the event Landlord fails to keep, observe or perform any other term, covenant or condition hereof, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay or perform any such items for and on behalf of Landlord, and the amount of any item so paid or performed by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any mortgage payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation. In the event Landlord fails to reimburse Tenant for any such amounts within ten (10) days after written demand for such reimbursement, Tenant shall have the right to sue Landlord to collect the amount thereof, and, if Tenant is the prevailing party in such lawsuit to collect same, together with interest at the Default Rate as provided in this Lease; in such other manner as is permitted under applicable law.

         22.      Mechanics Liens and Other Taxes.

         A. Unless agreed to by Landlord, Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interests of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally and rightfully due and payable by it on account of any labor performed or materials furnished in connection with any work performed at the request of Tenant on the premises on which any lien is validly asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this Lease. Tenant agrees to give Landlord immediate written notice if any lien or encumbrance is placed on the premises.

         B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall reimburse Landlord upon demand for such increase in taxes caused by Tenant's personal property, furniture or fixtures placed by Tenant in the premises.

         23.      Substitution of premises. [Intentionally Deleted]

         24. Certain Rights Reserved to Landlord. Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

         (a) to change the name, street address, or suite numbers of the building, provided that Landlord provides Tenant with at least sixty (60) days notice prior to doing so.

         (b) to install or maintain a sign or signs on the exterior of the building.

         25. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be compiled with when and if the following steps are taken:

         A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address herein below set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligations to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord at Landlord's address for payment as provided for herein or as hereafter established hereby.

         B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address herein below set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith, but shall not be deemed satisfied until such payment required to be made by Landlord to Tenant has actually been received by Tenant at the address set forth herein or as hereafter established hereby.

         C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when received or refused if sent in the United States Mail, postage prepaid, Certified or Registered Mail, or by nationally recognized courier service such as, for example, Federal Express, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith (provided, however, that Tenant's notice address below shall only be effective from and after the commencement date of the term hereof, and prior to such commencement date Tenant's notice address shall be as follows: 660 Hembree Parkway, Suite 106, Roswell, Georgia 30076):

                  LANDLORD                                                  TENANT
                  --------                                                  ------

Castle Investment Company, Inc.                            First Horizon Pharmaceutical Corporation
---------------------------------------                    ---------------------------------------------

c/o TC Atlanta, Inc.                                       6195 Shiloh Road, Suite A
---------------------------------------                    ---------------------------------------------

Five Concourse Parkway, Suite 1600                         Alpharetta, Georgia 30044
---------------------------------------                    ---------------------------------------------

Atlanta, GA 30328                                          Attn.: Mr. Ralph Jordan
---------------------------------------                    ---------------------------------------------

                                                           With additional copies to:

                                                           Jeffrey B. Stewart, Esq.
                                                           Arnall Golden Gregory LLP
                                                           1201 West Peachtree Street, NE
                                                           Suite 2800
                                                           Atlanta, Georgia 30303

Notices may also be sent by telecopy to a party's then current telecopy number at the address location specified above (or any substitute notice address location hereafter designated by notice), and such notices shall be effective upon the date of delivery between the hours of 8:00 a.m. and 5:00 p.m. on a business day, or on the next business day if transmitted and received after 5:00 p.m., provided that a copy of any notice sent by telecopy shall also be sent in one of the other manners permitted for notice hereunder.

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

         26. Hazardous Waste. The term "Hazardous Substances", as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or protection of the environment. Tenant hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Landlord; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Landlord; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Tenant will not install any underground tanks of any type; (v) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute, a public or private nuisance; (vi) Tenant will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if Tenant, or any of Tenant's agents, employees, contractors or invitees brings such Hazardous Substances thereon or permits or suffers any agent, employees, visitors or contractors of Tenant or other party to do so, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of the Lease the premises is found to be so contaminated as a result of the violation of this provision by Tenant, its agents, employees, contractors or invitees, Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Tenant. The foregoing indemnification shall survive the termination or expiration of this Lease. Landlord represents and warrants to Tenant that, to Landlord's reasonable knowledge, information and belief, as of the date hereof there are no Hazardous Substances in or on the premises, building or property on the date of hereof and there shall be none on the commencement date hereunder. Landlord shall amend this warranty, if applicable, or be conclusively deemed to have restated this warranty as of the commencement date hereof as established pursuant to Section 1.A. above. Landlord agrees to indemnify and hold Tenant harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of Landlord's breach of these warranties. The foregoing indemnification shall survive the termination or expiration of this Lease.

         27.      Miscellaneous.

         A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         B. In the event the premises constitutes a portion of a multiple occupancy building complex, Tenant's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building or building complex of which the premises are a part.

         C. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

         D. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         E. The parties hereto agree from time to time within ten (10) days after request of Landlord, to deliver to such other party or their designee an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be requested by such party. It is understood and agreed that Landlord's and Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for the other party's execution of this Lease.

         F. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         G. Upon the expiration or earlier termination of the term hereof, Tenant shall leave the premises on the expiration of this Lease in broom-clean condition, reasonable wear and tear excepted. After vacating the premises, provided that Landlord provides Tenant with a reconciliation of the amount collected for Tenant's obligations for taxes, insurance and other expenses, Tenant shall promptly pay to Landlord such amount due but uncollected. If Landlord has collected more than the amount due from Tenant's occupancy for taxes and other charges, then Landlord shall provide to Tenant a prompt refund of such overage.

         H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         I. Because the premises are on the open market and are presently being shown, upon execution of this Lease by Tenant this Lease shall be treated as an offer by Tenant to Landlord open for acceptance by Landlord with the premises being subject to prior Lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this Lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

         J. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

         K. Time is of the essence of this Lease and all of its provisions. This Lease in all respects shall be governed by the laws of the State of Georgia.

         L. No animals, except, without limitation, seeing eye dogs, dogs which are used by law enforcement officers of the like shall be brought into or kept in or about the building.

         M. Tenant agrees to comply with subdivision regulations, protective covenants, or other restrictions of record that are applicable to the building or building complex.

         N. The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following or any of them (i) the owner of the premises; and (ii) holders of mortgage or rent assignment interests in the premises, as their respective interests may appear; provided that Tenant receives an agreement of non-disturbance from such person or entity; however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the interests of Landlord.

         28. Additional Provisions. See Additional Provisions Paragraphs 29 thru 38 attached hereto and made a part hereof as if fully incorporated herein and when in conflict with the printed portion of this Lease, said Additional Provisions shall prevail.

         EXECUTED BY LANDLORD, this 10th day of January, 2002.

Attest/Witness                         CASTLE INVESTMENT COMPANY, INC.


                                       By:      /s/ Stephen J. Spey
------------------------------            --------------------------------------



Title:                                 Title:   Vice President
      ------------------------               -----------------------------------

         EXECUTED BY TENANT, this 31st day of December, 2001.

Attest/Witness                         FIRST HORIZON PHARMACEUTICAL CORPORATION



    /s/ William G. Campbell            By:      /s/ Balaji Venkataraman
----------------------------------        --------------------------------------



Title:   Controller                    Title    EVP Corp. Dev/CFO
      ----------------------------          ------------------------------------

                              ADDITIONAL PROVISIONS

         29. SECURITY DEPOSIT. If any interest shall be earned on the Tenant's security deposit provided for in Paragraph 2(B) hereof, such interest shall be the property of, and shall be retained by, the Landlord without obligation to Tenant to account therefore.

         30. BASE MONTHLY RENT. Tenant agrees to pay the Base Monthly Rental in accordance with the following schedule:

                            Months                 PSF                  Base Monthly Rental
                            ------                -----                 -------------------
                              01                  $0.00                        $0.00
                             02-37                $5.90                     $49,717.33
                             38-49                $6.08                     $51,208.85
                             50-61                $6.26                     $52,745.12
                             62-73                $6.45                     $54,327.47
                             74-85                $6.64                     $55,957.30

         31. LANDLORD'S IMPROVEMENTS. Landlord shall, at Landlord's expense, construct the improvements to the premises ("Landlord's improvements") as shown on the Tenant Finish Plans attached to and made a part of this Lease. Landlord and Tenant shall initial Exhibit A and it, and any change orders executed by the Parties, shall prevail in case of a dispute as to Landlord's obligations.

         Landlord shall use its reasonable, diligent, good faith efforts to complete all improvements prior to the target commencement date of the Lease.

         32. COMMON AREA MAINTENANCE. Notwithstanding the provision of Paragraph 6 of this Lease Agreement, Landlord and Tenant agree that Landlord will conduct common area maintenance on the building, common areas and grounds of the property, including without limitation the parking area, driveways and alleyways around the building, common areas and premises, and Tenant will pay its pro rata share of such maintenance. Said common area maintenance will include, but not be limited to under Paragraph 6, water and sewer, fire protection, landscape maintenance and irrigations, common lighting, and common area parking. Landlord's managing agent will furnish Tenant with a list and budget in reasonable detail of the common area maintenance costs and items hereunder. Tenant's proportionate share of the cost of said common area maintenance will be paid on a monthly basis by Tenant and is estimated to be approximately Two Thousand One Hundred Six and 66/100 Dollars ($2,106.66) per month, or Twenty Five Cents ($0.25) per square foot per year in 2002.

         33. MANAGEMENT FEE. Notwithstanding the provision of Paragraph 6 of this Lease Agreement, Landlord and Tenant agree that Tenant shall pay to Landlord a management fee equal to 3% of the base rent.

         34. LEASE BUYOUT. Landlord agrees to deposit into escrow (the "Lease Buyout Escrow") for use by Tenant in the manner described below the sum of Two Hundred Seventy Thousand and 00/100 Dollars ($270,000.00), or such other amount as is determined by multiplying $15,000.00 by the number of whole or partial months remaining in the term of the "Existing Lease" [as defined below] as of the commencement date of the term of this Lease. Landlord shall make such deposit into the Lease Buyout Escrow within 30 days of the commencement date of this Lease. The escrow holder shall be Trammell Crow Company ("Escrow Agent"), which company Tenant and Landlord each hereby acknowledge and agree is also acting as real estate broker for Landlord in connection with this Lease. The Lease Buyout Escrow may be used by Tenant only for the following purposes and for no other use or purpose: Tenant may use the Lease Buyout Escrow for the purpose of offsetting Tenant's Lease obligations under another lease at 660 Hembree Parkway, Suite 106, Roswell, Georgia (the "Existing Lease"), including without limitation the making of regularly monthly payments of "rents" and/or "additional rents" (however described or denominated) pursuant to the Existing Lease, and/or, subject to Landlord's review and approval in Landlord's reasonable good faith discretion, for the purpose of settling and compromising, and buying out, all future such rental payment obligations under the Existing Lease (an "Approved Buyout") pursuant to a lease termination agreement (a Lease Termination Agreement"). Escrow Agent is hereby authorized and instructed by Landlord and Tenant to disburse from escrow and remit to Tenant an amount equal to the monthly rental payments made by Tenant under the Existing Lease for any whole or partial months during the term of this Lease. Such monthly disbursements from escrow shall be made monthly within five (5) business days after Escrow Agent receives from Tenant a copy of Tenant's check in payment of such rents to the Landlord under the Existing Lease. Subject to Escrow Agent's receipt of further written approval from Landlord with respect to any Lease Termination Agreement and Approved Buyout pursuant thereto, Escrow Agent is also hereby authorized and instructed by Landlord and Tenant to release from escrow and disburse by check payable to the landlord under the Existing Lease a check in the amount of any Approved Buyout of the Existing Lease. Landlord shall have no other obligations with respect to this matter, provided, however, that if Landlord does not pay and deposit such amount into the Lease Buyout Escrow within 30 days of the commencement date of this Lease, then Tenant may make the payments contemplated hereunder, including both the monthly rental payments under the Existing Lease and the making of any Approved Buyout payment, without in fact procuring, or being required to procure, Landlord's approval of the Lease Termination Agreement or Approved Buyout pursuant thereto (Landlord being hereby conclusively deemed to have waived its right to approve such Lease Termination Agreement and such Approved Buyout by reason of Landlord's failure to fund the Lease Buyout Escrow), and to offset such amounts together with interest at the default rate under this Lease from Base Monthly Rental and other charges under this Lease until Tenant has been reimbursed in full.

         35. LISTING AGREEMENT. Notwithstanding anything in Paragraph 34, but subject to the terms and conditions of the Existing Lease, a copy of which, together with all amendments thereto, shall be provided by Tenant to Landlord, Tenant shall grant to Landlord an exclusive right to sublease Tenant's space at 660 Hembree Parkway, Suite 106, Roswell, Georgia, and, any money paid to Tenant under any sublease Tenant enters into shall be split with Landlord on a 50/50 basis at the time the money is collected after such monies are first used and applied as a reimbursement to Landlord for its reasonable costs to procure a sublease, including reasonable and actual commissions, marketing and advertising expenses, build-out or improvement costs and legal expenses. Landlord and Tenant acknowledge and agree that if Tenant executes a Lease Termination Agreement, a copy of which, together with all amendments thereto, shall be provided by Tenant to Landlord, that provides for a termination payment (the "Termination Payment") to the lessor of the Existing Lease that is less than the amount then remaining in the Lease Buyout Escrow, then such Termination Payment shall be paid from the Lease Buyout Escrow to the lessor of the Existing Lease and, after making such payment, one-half (1/2) of such remaining amount in the Lease Buyout Escrow shall be released to Landlord and one-half (1/2) of such remaining amount in the Lease Buyout shall be released to Tenant.

         36. OPTION TO EXTEND. While this Lease is in full force and effect, provided an event of default by Tenant under any monetary or other material provision of this Lease does not then exist, Tenant shall have the sole right or option to extend the original term of this Lease Agreement for one (1) further consecutive term (Option Period) of Sixty (60) months. Such extension or renewal of the original term shall be on the same terms, covenants and conditions as provided in the original term except that the rental during the extended period shall be a Market Rental Rate to be negotiated between Landlord and Tenant or otherwise determined as provided for herein. Notice of Tenant's intention to exercise this right or option must be given in writing to Landlord at least one hundred eighty (180) days prior to the expiration date of the term hereof or the option contained in this provision shall become null and void and of no effect. The right or option to extend the original term of this Lease Agreement provided to Tenant herein shall be for the exclusive benefit of the Tenant and its permitted assignees, but may not be exercised by any non-affiliate sublessee of Tenant.

         Market Rental Rate. Beginning four months prior to the commencement of the Option Period the Parties shall negotiate in good faith to determine the Base Rent for the Option Period. If agreement cannot be reached within thirty days, then Landlord and Tenant shall each, no later than 90 days prior to the commencement of the Option Period, make a reasonable determination of the fair market rental for the premises for the Option Period and submit such determination, in writing, to arbitration in accordance with the following provisions:

                  (i) No later than 90 days prior to the commencement of the Option Period, Landlord and Tenant shall each select an industrial leasing broker to act as an arbitrator. The two arbitrators so appointed shall, no later than 75 days prior to the commencement of the Option Period, select a third independent, mutually acceptable (i.e. to such arbitrators) industrial leasing broker to act as a third arbitrator.

                  (ii) The three arbitrators, acting by a majority, shall no later than 45 days prior to the commencement of the Option Period, determine the actual fair market rental for the premises for the Option Period. The decision of a majority of the arbitrators shall be binding on the Parties. The fair market rental determination of Landlord or Tenant, which is closest to the fair market rental as determined by the arbitrators, shall be the Base Rent for the Option Period.

                  (iii) If either of the Parties fails to appoint an arbitrator within the period required by this Addendum, the arbitrator timely appointed shall determine the Base Rent for the Option Period.

                  (iv) The party whose fair market rental submission is not selected shall pay the fees of the arbitrators.

         37. BROKER DISCLOSURE: Pursuant to Georgia Real Estate Commission Regulation 520-1-08, TC Atlanta, Inc. and MZA Real Estate Services, Inc. ("MZA") make the following disclosures concerning this Lease transaction:

                  a) In this transaction, TC Atlanta, Inc., represents Landlord and not Tenant. MZA represents the Tenant and not the Landlord.

                  b) In this transaction, TC Atlanta, Inc. and MZA shall receive their Compensation from Landlord exclusively.

         Both Tenant and Landlord acknowledge, agree with, and consent to the representation and compensation disclosed above, and Landlord and Tenant represent each to the other that there are no additional brokers except for those identified in this Section 38 entitled to any commission, fee, or compensation of any kind due and payable in connection herewith. Landlord and Tenant agree to indemnify and hold each other harmless from all loss, liability, damage, claim, judgement, cost or expense (including reasonable actual attorneys fees and court costs) suffered or incurred as a result of a breach by the parties of this representation and warranty contained herein. Landlord agrees to pay both of the brokers set forth in this paragraph pursuant to a separate agreement. Such separate agreement is incorporated herein by reference, and the parties agree that it shall have the same effect as if it is set forth herein.

         38. PERMITTED ASSIGNMENT. Notwithstanding any other provision of this Agreement, TC Atlanta, Inc. shall be permitted to assign all of its right, title and interest in and to this Agreement to any other entity that is directly or indirectly wholly-owned by Trammell Crow Company, a Delaware corporation ("TCC"), provided that such successor entity certifies to Tenant that it will perform all of Landlord's obligations hereunder. Such permitted assignment shall include any assignment that may be deemed to occur by operation of law in connection with any merger or consolidation of TCC entity with and/or into any other entity directly or indirectly wholly-owned by TCC (an "Intragroup Merger"). Any such Intragroup Merger shall not be deemed a breach of, cause a default under or trigger any right of termination under, any other provision of this Agreement.

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION
                              TRACT 3 = 5.75 ACRES

ALL THAT TRACT OR PARCEL OF LAND LYING IN LAND LOTS 913 AND 914, OF THE 2ND DISTRICT, 1ST SECTION, OF FORSYTH COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE POINT OF BEGINNING COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY OF SHILOH ROAD EAST (60' R/W) AND THE SOUTHERLY RIGHT-OF-WAY OF SHILOH ROAD (60' R/W). THENCE PROCEED EASTERLY ALONG SAID RIGHT-OF-WAY OF SHILOH ROAD A DISTANCE OF 1,034.89 FEET TO A P&K NAIL SET, SAID POINT BEING THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, THENCE NORTH 52 DEGREES 17 MINUTES 38 SECONDS EAST A DISTANCE OF 294.70 FEET TO A POINT; THENCE ALONG A
727.31 FEET RADIUS CARVE TURNING TO THE LEFT AN ARC DISTANCE OF 246.18 FEET (SAID CURVE BEING SUBTENDED BY A CHORD BEARING NORTH 42 DEGREES 36 MINUTES 22 SECONDS EAST A DISTANCE OF 245.01 FEET) TO A P&K NAIL; THENCE LEAVING SAID RIGHT-OF-WAY OF SHILOH ROAD, SOUTH 55 DEGREES 53 MINUTES 16 SECONDS EAST A DISTANCE OF 107.74 FEET TO AN IRON PIN SET; THENCE SOUTH 36 DEGREES 43 MINUTES 42 SECONDS EAST A DISTANCE OF 363.13 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE SOUTH 52 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 605.89 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE NORTH 31 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 419.59 FEET TO A P&K NAIL SET ON SAID RIGHT-OF-WAY OF SHILOH ROAD (60' R/W) SAID POINT BEING THE TRUE POINT OF BEGINNING.

BEING TRACT 3 AND CONTAINING 250,470 SQUARE FEET OR 5.75 ACRES OF LAND, MORE OR 1ESS, AS SHOWN ON ALTA/ACSM LAND TITLE SURVEY FOR METROPOLITAN LIFE INSURANCE COMPANY, CASTLE INVESTMENT COMPANY, INC. AND FIRST AMERICAN TITLE INSURANCE COMPANY, PREPARED BY LANDAIR SURVEYING, INC. AND BEARING THE SEAL OF JON G. ADAMS, GEORGIA R.L.S. NO. 2768, DATED 3-14-96 AND LAST REVISED 12-3-99 TOGETHER WITH THE BENEFITS OF AND SUBJECT TO THE BURDENS OF DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS BY THE MEADOWS PARTNERS, L.L.C., DATED FEBRUARY 1, 1995, FILED FOR RECORD FEBRUARY 10, 1995 AND RECORDED IN DEED BOOK 828, PAGE 407, AFORESAID RECORDS; AS AMENDED BY AMENDMENT TO DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED MARCH 1, 1995, FILED FOR RECORD MARCH 10, 1995 AND RECORDED IN DEED BOOK 835, PAGE 700, AFORESAID RECORDS; AS AMENDED BY SUPPLEMENTARY DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED JUNE 1, 1995, FILED JUNE 2, 1995 AND RECORDED IN DEED BOOK 858, PAGE 256, AFORESAID RECORDS AND AS FURTHER AMENDED FROM TIME TO TIME; AND BEING KNOWN AS 6195 SHILOH ROAD, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN FORSYTH COUNTY, GEORGIA.

                                   EXHIBIT "B"

                             FLOOR PLAN OF PREMISES

Approximately 101,120 square feet of space in a building located in the County of Forsyth, State of Georgia, more commonly known as Suite A, 6195 Shiloh Road, Alpharetta, GA 30004, as depicted on the attached floor plan.

                                   [GRAPHICS]

SITE PLAN

-        Alpharetta address (30005 Zip Code)
-        McFarland Road widening to be complete in early 2002

                                   [GRAPHICS]

BUILDING PLAN

-        40' x 40' column spacing, 188' to 200' deep bays.
-        8,000 square feet office space, 14,000 square feet assembly.

                                   EXHIBIT "D"

                                  FORM OF SNDA

----------------------------------

RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:


                       , Esq.
-----------------------

-----------------------

-----------------------

-----------------------

----------------------------------

                                 SUBORDINATION,
                                 NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

                                  DEFINED TERMS
--------------------------------------------------------------------------------
EXECUTION DATE:  DECEMBER    , 2001

--------------------------------------------------------------------------------
BENEFICIARY & ADDRESS: .
Metropolitan Life Insurance Company, a New York corporation
200 Park Avenue, 12th Floor
New York, New York  10166
Attn: Senior Vice President
      Real Estate Investments
with a copy to:
Metropolitan Life Insurance Company
2400 Lakeview Parkway, Suite 400
Alpharetta, Georgia  30004
Attn: Vice President
      Real Estate Investments

--------------------------------------------------------------------------------
TENANT & ADDRESS:
If prior to the Lease "Commencement Date":
First Horizon Pharmaceutical Corporation
660 Hembree Parkway
Suite 106
Roswell, Georgia  30076

If after the Lease "Commencement Date":
First Horizon Pharmaceutical Corporation
6195 Shiloh Road
Suite A
Alpharetta, Georgia  30002
Attn: Mr. Ralph Jordan

In either case, with additional copies to:

Jeffrey B. Stewart, Esq.
Arnall Golden Gregory LLP
1201 West Peachtree Street, NE
Suite 2800
Atlanta, Georgia  30303

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LANDLORD & ADDRESS:

Castle Investment Company, Inc., a Delaware corporation

c/o UBS Brinson, Inc.

10 East 50th Street

New York, New York  10022

--------------------------------------------------------------------------------
LOAN: A first mortgage loan in the original principal amount of $22,000,000.00 from Beneficiary to Landlord.

--------------------------------------------------------------------------------
NOTE: A Promissory Note executed by Landlord in favor of Beneficiary in the amount of the Loan dated as of $22,000,000.00.

--------------------------------------------------------------------------------
DEED OF TRUST: A Deed to Secure Debt and Security Agreement dated as of        ,
1999 executed by Landlord, to Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

--------------------------------------------------------------------------------

LEASE AND LEASE DATE: The lease entered into by Landlord and Tenant dated as of covering the Premises.

[Add amendments]

--------------------------------------------------------------------------------
PROPERTY:  [Property Name]
      [Street Address 1]
      [City, State, Zip]

              The Property is more particularly described on Exhibit A.

--------------------------------------------------------------------------------

                  THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

                  A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the "Premises").

                  B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

                  C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

                  D. Tenant has requested that Beneficiary recognize the Lease, accept Tenant's attornment and agree not to disturb Tenant's rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee's power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in lieu of foreclosure of the Property or otherwise acquires title to the Property (collectively, a "Foreclosure Sale") but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a "Foreclosure Purchaser").

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Subordination. The Lease and the leasehold estate created by the Lease and all of Tenant's rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

                  2. Acknowledgments by Tenant and Landlord. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary at the same time Tenant sends such notice or statement to Landlord, and (c) this Agreement satisfies any condition or requirement in the Lease relating to the granting of a nondisturbance agreement. Landlord acknowledges, agrees with, and consents to the foregoing.

                  3.       Foreclosure and Sale. In the event of a Foreclosure
Sale,

                           (a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease beyond any applicable cure period, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale, and Beneficiary agrees to accept such attornment. Upon Beneficiary's acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord), unless such payment or deposit has been transferred or credited to Beneficiary; or (v) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease, except for warranties as to ownership by Beneficiary and quiet enjoyment from and after the date of the Foreclosure Sale; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

                           (b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

                           (c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) Tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) Beneficiary shall not be required to grant nondisturbance to any non-affiliated subtenants of Tenant; (iv) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (v) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

                  4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Borrower. To the extent Tenant has or acquires any such right or option, these, rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

                  5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

                  6. Construction of Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of the tenant improvements located in the Premises at the commencement of the term of the Lease.

                  7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt of refusal of delivery.

                  8. Miscellaneous. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

                  9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $3,000,000 and Tenant's recourse against Beneficiary shall in no extent exceed the amount of $3,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary's interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary (including any affiliate transfers for which Landlord's consent is not required under the Lease and Beneficiary's consent is not required hereunder).

                  IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.


BENEFICIARY:                           METROPOLITAN LIFE INSURANCE COMPANY,
                                       a New York corporation



                                       By
                                         ---------------------------------------


                                       Its
                                          --------------------------------------



TENANT:                                FIRST HORIZON PHARMACEUTICAL CORPORATION
                                       a
                                        ----------------------------------------



                                       By
                                         ---------------------------------------


                                       Its
                                          --------------------------------------



LANDLORD:                              CASTLE INVESTMENT COMPANY, INC.
                                       a Delaware corporation



                                       By:
                                          --------------------------------------


                                       Its:
                                           -------------------------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              TRACT 3 = 5.75 ACRES

ALL THAT TRACT OR PARCEL OF LAND LYING IN LAND LOTS 913 AND 914, OF THE 2ND DISTRICT, 1ST SECTION, OF FORSYTH COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE POINT OF BEGINNING COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY OF SHILOH ROAD EAST (60' R/W) AND THE SOUTHERLY RIGHT-OF-WAY OF SHILOH ROAD (60' R/W). THENCE PROCEED EASTERLY ALONG SAID RIGHT-OF-WAY OF SHILOH ROAD A DISTANCE OF 1,034.89 FEET TO A P&K NAIL SET, SAID POINT BEING THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, THENCE NORTH 52 DEGREES 17 MINUTES 38 SECONDS EAST A DISTANCE OF 294.70 FEET TO A POINT; THENCE ALONG A
727.31 FOOT RADIUS CURVE TURNING TO THE LEFT AN ARC DISTANCE OF 246.18 FEET (SAID CURVE BEING SUBTENDED BY A CHORD BEARING NORTH 42 DEGREES 36 MINUTES 22 SECONDS EAST A DISTANCE OF 245.01 FEET) TO A P&K NAIL; THENCE LEAVING SAID RIGHT-OF-WAY OF SHILOH ROAD, SOUTH 55 DEGREES 53 MINUTES 16 SECONDS EAST A DISTANCE OF 107.74 FEET TO AN IRON PIN SET; THENCE SOUTH 36 DEGREES 43 MINUTES 42 SECONDS EAST A DISTANCE OF 363.13 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE SOUTH 52 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 605.89 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE NORTH 31 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 419.59 FEET TO A P&K NAIL SET ON SAID RIGHT-OF-WAY OF SHILOH ROAD (60' R/W) SAID POINT BEING THE TRUE POINT OF BEGINNING.

BEING TRACT 3 AND CONTAINING 250,470 SQUARE FEET OR 5.75 ACRES OF LAND, MORE OR LESS, AS SHOWN ON ALTA/ACSM LAND TITLE SURVEY FOR METROPOLITAN LIFE INSURANCE COMPANY, CASTLE INVESTMENT COMPANY, INC. AND FIRST AMERICAN TITLE INSURANCE COMPANY, PREPARED BY LANDAIR SURVEYING, INC. AND BEARING THE SEAL OF JON G. ADAMS, GEORGIA R.L.S. NO. 2768, DATED 3-14-96 AND LAST REVISED 12-3-99 TOGETHER WITH THE BENEFITS OF AND SUBJECT TO THE BURDENS OF DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS BY THE MEADOWS PARTNERS, L.L.C., DATED FEBRUARY 1, 1995, FILED FOR RECORD FEBRUARY 10, 1995 AND RECORDED IN DEED BOOK 828, PAGE 407, AFORESAID RECORDS; AS AMENDED BY AMENDMENT TO DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED MARCH 1, 1995, FILED FOR RECORD MARCH 10, 1995 AND RECORDED IN DEED BOOK 835, PAGE 700, AFORESAID RECORDS; AS AMENDED BY SUPPLEMENTARY DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED JUNE 1, 1995, FILED JUNE 2, 1995 AND RECORDED IN DEED BOOK 858, PAGE 256, AFORESAID RECORDS AND AS FURTHER AMENDED FROM TIME TO TIME; AND BEING KNOWN AS 6195 SHILOH ROAD, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN FORSYTH COUNTY, GEORGIA.

State of

County of

On          , 2001 before me,                  , personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

Signature                                              (Seal)
          ----------------------------






State of

County of


On       , 2001 before me,                  , personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

Signature                                              (Seal)
          ----------------------------






State of

County of

On          , 2001 before me,                 , personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.

Signature                                              (Seal)
          ----------------------------

                                   EXHIBIT "C"

                               TENANT FINISH PLANS

The detailed Finish Plans prepared for Tenant by Kennedy Associates dated December 21, 2001 (Project No. 01020), copies of which have been provided to and reviewed and approved by Landlord and Tenant.

The following is the list of the Finish Plans:

A0.1     Cover
A0.2     Specifications
A0.3     Existing Plan
A1.1     Overall Floor Plan
A1.2     Partial Floor Plan
A1.3     Partial Floor Plan
A2.1     Partial Reflected Ceiling Plan
A2.2     Partial Reflected Ceiling Plan
A4.1     Partial Electrical Plan
A4.2     Partial Electrical Plan
A5.1     Details
A5.2     Millwork

                                  FORM OF SNDA

-----------------------------------

RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:


                    , Esq.
--------------------

--------------------

--------------------

--------------------

-----------------------------------


                                 SUBORDINATION,
                                 NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

                                  DEFINED TERMS
--------------------------------------------------------------------------------
EXECUTION DATE:  DECEMBER    , 2001

--------------------------------------------------------------------------------
BENEFICIARY & ADDRESS:
Metropolitan Life Insurance Company, a New York corporation
200 Park Avenue, 12th Floor
New York, New York  10166
Attn: Senior Vice President
      Real Estate Investments
with a copy to:
Metropolitan Life Insurance Company
2400 Lakeview Parkway, Suite 400
Alpharetta, Georgia  30004
Attn: Vice President
      Real Estate Investments

--------------------------------------------------------------------------------
TENANT & ADDRESS:
If prior to the Lease "Commencement Date":
First Horizon Pharmaceutical Corporation
660 Hembree Parkway
Suite 106
Roswell, Georgia  30076

If after the Lease "Commencement Date":

First Horizon Pharmaceutical Corporation
6195 Shiloh Road
Suite A
Alpharetta, Georgia  30002
Attn: Mr. Ralph Jordan

In either case, with additional copies to:

Jeffrey B. Stewart, Esq.
Arnall Golden Gregory LLP
1201 West Peachtree Street, NE
Suite 2800
Atlanta, Georgia  30303

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LANDLORD & ADDRESS:

Castle Investment Company, Inc., a Delaware corporation

c/o UBS Brinson, Inc.

10 East 50th Street

New York, New York  10022

--------------------------------------------------------------------------------
LOAN: A first mortgage loan in the original principal amount of $22,000,000.00 from Beneficiary to Landlord.

--------------------------------------------------------------------------------
NOTE: A Promissory Note executed by Landlord in favor of Beneficiary in the amount of the Loan dated as of $22,000,000.00.

--------------------------------------------------------------------------------
DEED OF TRUST: A Deed to Secure Debt and Security Agreement dated as of        ,
1999 executed by Landlord, to Beneficiary securing repayment of the Note to be recorded in the records of the County in which the Property is located.

--------------------------------------------------------------------------------

LEASE AND LEASE DATE: The lease entered into by Landlord and Tenant dated as of covering the Premises.

[Add amendments]

--------------------------------------------------------------------------------
PROPERTY:  [Property Name]
      [Street Address 1]
      [City, State, Zip]

            The Property is more particularly described on Exhibit A.

--------------------------------------------------------------------------------

                  THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made by and among Tenant, Landlord, and Beneficiary and affects the Property described in Exhibit A. Certain terms used in this Agreement are defined in the Defined Terms. This Agreement is entered into as of the Execution Date with reference to the following facts:

                  A. Landlord and Tenant have entered into the Lease covering certain space in the improvements located in and upon the Property (the "Premises").

                  B. Beneficiary has made or is making the Loan to Landlord evidenced by the Note. The Note is secured, among other documents, by the Deed of Trust.

                  C. Landlord, Tenant and Beneficiary all wish to subordinate the Lease to the lien of the Deed of Trust.

                  D. Tenant has requested that Beneficiary recognize the Lease, accept Tenant's attornment and agree not to disturb Tenant's rights in the Premises pursuant to the Lease in the event Beneficiary forecloses the Deed of Trust, or acquires the Property pursuant to the trustee's power of sale contained in the Deed of Trust or receives a transfer of the Property by a conveyance in 1ieu of foreclosure of the Property or otherwise acquires title to the Property (collectively, a "Foreclosure Sale") but only if Tenant is not then in default under the Lease and Tenant attorns to Beneficiary or a third party purchaser at the Foreclosure Sale (a "Foreclosure Purchaser").

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

                  1. Subordination. The Lease and the leasehold estate created by the Lease and all of Tenant's rights under the Lease are and shall remain subordinate to the Deed of Trust and the lien of the Deed of Trust, to all rights of Beneficiary under the Deed of Trust and to all renewals, amendments, modifications and extensions of the Deed of Trust.

                  2. Acknowledgments by Tenant and Landlord. Tenant agrees that: (a) Tenant has notice that the Lease and the rent and all other sums due under the Lease have been or are to be assigned to Beneficiary as security for the Loan. In the event that Beneficiary notifies Tenant of a default under the Deed of Trust and requests Tenant to pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall pay such sums directly to Beneficiary or as Beneficiary at the same time Tenant sends such notice or statement to Landlord, and (c) this Agreement satisfies any condition or requirement in the Lease

                  3.       Foreclosure and Sale. In the event of a Foreclosure
Sale,

                           (a) So long as Tenant complies with this Agreement and is not in default under any of the provisions of the Lease beyond any applicable cure period, the Lease shall continue in full force and effect as a direct lease between Beneficiary and Tenant, and Beneficiary will not disturb the possession of Tenant, subject to this Agreement. To the extent that the Lease is extinguished as a result of a Foreclosure Sale, a new lease shall automatically go into effect upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease. Tenant agrees to attorn to and accept Beneficiary as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, or, as the case may be, under the new lease, in the event that the Lease is extinguished by a Foreclosure Sale, and Beneficiary agrees to accept such attornment. Upon Beneficiary's acquisition of title to the Property, Beneficiary will perform all of the obligations imposed on the Landlord by the Lease except as set forth in this Agreement; provided, however, that Beneficiary shall not be: (i) liable for any act or omission of a prior landlord (including Landlord); or (ii) subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord); or (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or by any security deposit, cleaning deposit or other sum that Tenant may have paid in advance to any prior landlord (including Landlord), unless such payment or deposit has been transferred or credited to Beneficiary; or (v) bound by any amendment, modification, assignment or termination of the Lease made without the written consent of Beneficiary; (v) obligated or liable with respect to any representations, warranties or indemnities contained in the Lease, except for warranties as to ownership by Beneficiary and quiet enjoyment from and after the date of the Foreclosure Sale; or (vi) liable to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property which is not entered into by Beneficiary.

                           (b) Upon the written request of Beneficiary after a Foreclosure Sale, the parties shall execute a lease of the Premises upon the same provisions as contained in the Lease between Landlord and Tenant, except as set forth in this Agreement, for the unexpired term of the Lease.

                           (c) Notwithstanding any provisions of the Lease to the contrary, from and after the date that Beneficiary acquires title to the Property as a result of a Foreclosure Sale, (i) Beneficiary will not be obligated to expend any monies to restore casualty damage in excess of available insurance proceeds; (ii) Tenant shall not have the right to make repairs and deduct the cost of such repairs from the rent without a judicial determination that Beneficiary is in default of its obligations under the Lease; (iii) Beneficiary shall not be required to grant nondisturbance to any non-affiliated subtenants of Tenant; (iv) in no event will Beneficiary be obligated to indemnify Tenant, except where Beneficiary is in breach of its obligations under the Lease or where Beneficiary has been actively negligent in the performance of its obligations as landlord; and (v) other than determination of fair market value, no disputes under the Lease shall be subject to arbitration unless Beneficiary and Tenant agree to submit a particular dispute to arbitration.

                  4. Subordination and Release of Purchase Options. Tenant represents that it has no right or option of any nature to purchase the Property or any portion of the Property or any interest in the Borrower. To the extent Tenant has or acquires any such right or option, these, rights or options are acknowledged to be subject and subordinate to the Mortgage and are waived and released as to Beneficiary and any Foreclosure Purchaser.

                  5. Acknowledgment by Landlord. In the event of a default under the Deed of Trust, at the election of Beneficiary, Tenant shall and is directed to pay all rent and all other sums due under the Lease to Beneficiary.

                  6. Construction of Improvements. Beneficiary shall not have any obligation or incur any liability with respect to the completion of the tenant improvements located in the Premises at the commencement of the term of the Lease.

                  7. Notice. All notices under this Agreement shall be deemed to have been properly given if delivered by overnight courier service or mailed by United States certified mail, with return receipt requested, postage prepaid to the party receiving the notice at its address set forth in the Defined Terms (or at such other address as shall be given in writing by such party to the other parties) and shall be deemed complete upon receipt of refusal of delivery.

                  8. Miscellaneous. Beneficiary shall not be subject to any provision of the Lease that is inconsistent with this Agreement. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien or the provisions of the Deed of Trust. This Agreement shall be governed by and construed in accordance with the laws of the State of in which the Property is located.

                  9. Liability and Successors and Assigns. In the event that Beneficiary acquires title to the Premises or the Property, Beneficiary shall have no obligation nor incur any liability in an amount in excess of $3,000,000 and Tenant's recourse against Beneficiary shall in no extent exceed the amount of $3,000,000. This Agreement shall run with the land and shall inure to the benefit of the parties and their respective successors and permitted assigns including a Foreclosure Purchaser. If a Foreclosure Purchaser acquires the Property or if Beneficiary assigns or transfers its interest in the Note and Deed of Trust or the Property, all obligations and liabilities of Beneficiary under this Agreement shall terminate and be the responsibility of the Foreclosure Purchaser or other party to whom Beneficiary's interest is assigned or transferred. The interest of Tenant under this Agreement may not be assigned or transferred except in connection with an assignment of its interest in the Lease which has been consented to by Beneficiary (including any affiliate transfers for which Landlord's consent is not required under the Lease and Beneficiary's consent is not required hereunder).

                  IN WITNESS WHEREOF, the parties have executed this Subordination, Nondisturbance and Attornment Agreement as of the Execution Date.

IT IS RECOMMENDED THAT THE PARTIES CONSULT WITH THEIR ATTORNEYS PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT.

BENEFICIARY:                           METROPOLITAN LIFE INSURANCE COMPANY,
                                       a New York corporation



                                       By
                                         ---------------------------------------

                                       Its
                                          --------------------------------------


TENANT:                                FIRST HORIZON PHARMACEUTICAL CORPORATION
                                       a
                                        ----------------------------------------


                                       By
                                         ---------------------------------------

                                       Its
                                          --------------------------------------


LANDLORD:                              CASTLE INVESTMENT COMPANY, INC.
                                       a Delaware corporation


                                       By
                                         ---------------------------------------

                                       Its
                                          --------------------------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              TRACT 3 = 5.75 ACRES

ALL THAT TRACT OR PARCEL OF LAND LYING IN LAND LOTS 913 AND 914, OF THE 2ND DISTRICT, 1ST SECTION, OF FORSYTH COUNTY, GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE POINT OF BEGINNING COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY OF SHILOH ROAD EAST (60' R/W) AND THE SOUTHERLY RIGHT-OF-WAY OF SHILOH ROAD (60' R/W). THENCE PROCEED EASTERLY ALONG SAID RIGHT-OF-WAY OF SHILOH ROAD A DISTANCE OF 1,034.89 FEET TO A P&K NAIL SET, SAID POINT BEING THE TRUE POINT OF BEGINNING.

FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, THENCE NORTH 52 DEGREES 17 MINUTES 38 SECONDS EAST A DISTANCE OF 294.70 FEET TO A POINT; THENCE ALONG A
727.31 FOOT RADIUS CURVE TURNING TO THE LEFT AN ARC DISTANCE OF 246.18 FEET (SAID CURVE BEING SUBTENDED BY A CHORD BEARING NORTH 42 DEGREES 36 MINUTES 22 SECONDS EAST A DISTANCE OF 245.01 FEET) TO A P&K NAIL; THENCE LEAVING SAID RIGHT-OF-WAY OF SHILOH ROAD, SOUTH 55 DEGREES 53 MINUTES 16 SECONDS EAST A DISTANCE OF 107.74 FEET TO AN IRON PIN SET; THENCE SOUTH 36 DEGREES 43 MINUTES 42 SECONDS EAST A DISTANCE OF 363.13 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE SOUTH 52 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 605.89 FEET TO AN IRON PIN FOUND (1/2" REBAR); THENCE NORTH 31 DEGREES 55 MINUTES 56 SECONDS WEST A DISTANCE OF 419.59 FEET TO A P&K NAIL SET ON SAID RIGHT-OF-WAY OF SHILOH ROAD (60' R/W) SAID POINT BEING THE TRUE POINT OF BEGINNING.

BEING TRACT 3 AND CONTAINING 250,470 SQUARE FEET OR 5.75 ACRES OF LAND, MORE OR LESS, AS SHOWN ON ALTA/ACSM LAND TITLE SURVEY FOR METROPOLITAN LIFE INSURANCE COMPANY, CASTLE INVESTMENT COMPANY, INC. AND FIRST AMERICAN TITLE INSURANCE COMPANY, PREPARED BY LANDAIR SURVEYING, INC. AND BEARING THE SEAL OF JON G. ADAMS, GEORGIA R.L.S. NO. 2768, DATED 3-14-96 AND LAST REVISED 12-3-99 TOGETHER WITH THE BENEFITS OF AND SUBJECT TO THE BURDENS OF DECLARATION OF PROTECTIVE COVENANTS, CONDITIONS, RESTRICTIONS AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS BY THE MEADOWS PARTNERS, L.L.C., DATED FEBRUARY 1, 1995, /FILED FOR RECORD FEBRUARY 10, 1995 AND RECORDED IN DEED BOOK 828, PAGE 407, AFORESAID RECORDS; AS AMENDED BY AMENDMENT TO DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED MARCH 1, 1995, FILED FOR RECORD MARCH 10, 1995 AND RECORDED IN DEED BOOK 835, PAGE 700, AFORESAID RECORDS; AS AMENDED BY SUPPLEMENTARY DECLARATION OF PROTECTIVE COVENANTS, RESTRICTIONS, AND EASEMENTS FOR THE COMMERCIAL AREA OF THE MEADOWS AT BLUEGRASS FOR THE MEADOWS PARTNERS, L.L.C., DATED JUNE 1, 1995, FILED JUNE 2, 1995 AND RECORDED IN DEED BOOK 858, PAGE 256, AFORESAID RECORDS AND AS FURTHER AMENDED FROM TIME TO TIME; AND BEING KNOWN AS 6195 SHILOH ROAD, ACCORDING TO THE PRESENT SYSTEM OF NUMBERING IN FORSYTH COUNTY, GEORGIA.

State of

County of


On       , 2001 before me,                    , personally appeared          ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature                                                (Seal)
         --------------------------


State of

County of


On         , 2001 before me,                 , personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature                                                (Seal)
         --------------------------


State of

County of


On        , 2001 before me,                    , personally appeared           ,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


Signature                                                (Seal)
         --------------------------